                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[234,087,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-HE1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               THE PROVIDENT BANK
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                NOVEMBER 6, 2003

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative and other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions and other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                   TERM SHEET
                                OCTOBER 27, 2003

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-HE1

                          $[234,087,000] (APPROXIMATE)
                               SUBJECT TO REVISION


                                           WAL (YRS)      PAYMENT                             EXPECTED    STATED
                                           (7) (CALL       WINDOW                              FINAL       FINAL    EXPECTED RATINGS
                 APPROX                      (6)/        (CALL (6)/    PAYMENT    INTEREST    MATURITY   MATURITY   (FITCH/ MOODY'S
  CLASS         SIZE ($)       COUPON      MATURITY)      MATURITY)     DELAY      ACCRUAL       (6)        (8)          / S&P)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-1      [99,516,000]  LIBOR + [ ]   2.67/2.92      1-94/1-209      0      Actual/360    8/2011      7/2034    AAA/Aaa/AAA
                               (1),(2)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-2A     [64,516,000]  LIBOR + [ ]   1.19/1.19       1-32/1-32      0      Actual/360    6/2006      7/2034    AAA/Aaa/AAA
                               (1),(2)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-2B     [35,000,000]  LIBOR + [ ]   5.41/6.11    32-94/32-209      0      Actual/360    8/2011      7/2034    AAA/Aaa/AAA
                               (1),(2)
------------------------------------------------------------------------------------------------------------------------------------
CLASS S (3)       Notional     1.60%-         NA            NA            0      Actual/360     N/A         N/A      AAA/Aaa/AAA
                              LIBOR(4)
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-1       13,071,000   LIBOR + [ ]   5.20/5.75    39-94/39-169      0      Actual/360    8/2011      7/2034    AA/Aa2/AA+
                               (1),(5)
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-2       11,288,000   LIBOR + [ ]   5.17/5.64    38-94/38-153      0      Actual/360    8/2011      7/2034     A+/A2/A+
                               (1),(5)
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-3        3,565,000                               Information Not Provided Hereby                               A/A3/A
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-1        2,377,000                               Information Not Provided Hereby                            A-/Baa1/BBB+
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-2        2,377,000                               Information Not Provided Hereby                            BBB+/Baa2/BBB
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-3        2,377,000                               Information Not Provided Hereby                            BBB-/Baa3/ BBB-
------------------------------------------------------------------------------------------------------------------------------------
TOTAL
OFFERED:      $234,087,000

     1)   Subject to the Available Funds Cap and the Maximum Rate Cap

     2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1, Class A-2A and Class A-2B will increase to 2x its respective margin.

     3) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any Distribution Date, will equal the aggregate outstanding principal balance of the Offered Certificates.

     4) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 1.60% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that where the predetermined rate specified in clause (i) exceeds One-Month LIBOR for a Distribution Date, the rate on the Class S Certificates with respect to the portion of the notional balance of the Class S Certificates that corresponds to each class of Offered Certificates will be subject to a cap equal to the excess of (x) the weighted average net mortgage rate of the Mortgage Loans over (y) One-Month LIBOR plus the applicable margin for such class of Offered Certificates.

     5) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

     6) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

     7)   Assumes 10/30/03 Closing Date.

     8)   Latest maturity date for any mortgage loan plus one year.

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE

Scott Soltas                     212-449-3659         scott_soltas@ml.com
Charles Sorrentino               212-449-3659         charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE

Matt Whalen                      212-449-0752         matthew_whalen@ml.com
Paul Park                        212-449-6380         paul_park@ml.com
Ted Bouloukos                    212-449-5029         ted_bouloukos@ml.com
Fred Hubert                      212-449-5071         fred_hubert@ml.com
Alan Chan                        212-449-8140         alan_chan@ml.com
Alice Chang                      212-449-1701         alice_chang@ml.com
Sonia Lee                        212-449-5067         sonia_lee@ml.com
Amanda DeZutter                  212-449-0425         amanda_dezutter@ml.com

ABS RESEARCH

Glenn Costello                   212-449-4457         glenn_costello@ml.com

TITLE OF OFFERED              Merrill Lynch Mortgage Investors, Inc., Mortgage
CERTIFICATES                  Loan Asset-Backed Certificates Series 2003-HE1,
                              consisting of:
                              Class A-1, Class A-2A, and Class A-2B Certificates
                              (collectively, the "Class A Certificates"),
                              Class S Certificates (together with the Class A
                              Certificates, the "Senior Certificates"),
                              Class M-1, Class M-2 and Class M-3 Certificates
                              (collectively, the "Class M Certificates"),
                              Class B-1, Class B-2 and Class B-3 Certificates
                              (collectively, the "Class B Certificates")

UNDERWRITERS                  Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SELLER                        Merrill Lynch Mortgage Capital Inc.

SERVICER                      The Provident Bank

TRUSTEE                       Wells Fargo Bank Minnesota, N.A.

LOSS MITIGATION ADVISOR       The Murrayhill Company

CUT-OFF DATE                  October 1, 2003

PRICING DATE                  On or about October [  ], 2003

CLOSING DATE                  On or about November 7, 2003

DISTRIBUTION DATES            Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in November 2003.

ERISA CONSIDERATIONS          The offered certificates will be ERISA eligible
                              as of the Closing Date. However,investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT              The offered certificates will not constitute
                              "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust
                              Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION          The Trustee has the option to terminate the trust
                              when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage
                              Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest thereon and (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations.

MORTGAGE LOANS                Fixed rate and adjustable rate, first and second
                              lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $237,650,917 originated by The
                              Provident Bank (approximately 86%) and Novelle
                              Financial Services, a division of Impac Funding
                              Corporation (approximately 14%).

TOTAL DEAL SIZE                 Approximately $[234,087,000]

ADMINISTRATIVE FEES             The Servicer and Loss Mitigation Advisor will be
                                paid fees aggregating approximately 51.75 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS             1.   Mortgage insurance

                                2.   Excess interest

                                3.   Over-Collateralization

                                4.   Subordination

MORTGAGE INSURANCE              As of the cut-of date, approximately 65.80%of
                                the mortgage loans will be covered by a mortgage insurance policy issued by Mortgage Guaranty
                                Insurance Corporation and approximately 2.05%of the mortgage loans will be covered by a mortgage insurance policy issued by Radian Guaranty Inc.
                                The MGIC Policy will only cover losses pursuant to formulas described in such policy, down to 60% of the value of the related mortgaged property.

EXCESS INTEREST                 Excess interest cashflow will be available as
                                credit enhancement.

OVER-COLLATERALIZATION          The over-collateralization ("O/C") amount is
                                equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates.
                                On the Closing Date, the over-collateralization amount will equal approximately 1.50% of the aggregate principal balance of the Mortgage
                                Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e.,
                                1.50% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cash flow will be directed to build O/C until the over-collateralization target amount is restored.

                                Initial: 1.50% of original balance
                                Target: 1.50% of original balance before
                                step-down, 3.00% of current balance after
                                step-down
                                Floor:   0.50% of original balance

                               (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION:        CLASSES      RATING (F/M/S)   SUBORDINATION
                      -------      --------------   -------------
                     Class A-1       AAA/Aaa/AAA       16.25%
                     Class A-2A      AAA/Aaa/AAA       16.25%
                     Class A-2B      AAA/Aaa/AAA       16.25%
                     Class M-1       AA/Aa2/AA+        10.75%
                     Class M-2        A+/A2/A+          6.00%
                     Class M-3         A/A3/A           4.50%
                     Class B-1      A-/Baa1/BBB+        3.50%
                     Class B-2      BBB+/Baa2/BBB       2.50%
                     Class B-3     BBB-/Baa3/BBB-       1.50%

CLASS SIZES (1):      CLASSES      RATING (F/M/S)    CLASS SIZES
                      -------      --------------    -----------
                     Class A-1       AAA/Aaa/AAA       41.88%
                     Class A-2A      AAA/Aaa/AAA       27.15%
                     Class A-2B      AAA/Aaa/AAA       14.73%
                     Class M-1       AA/Aa2/AA+         5.50%
                     Class M-2        A+/A2/A+          4.75%
                     Class M-3         A/A3/A           1.50%
                     Class B-1      A-/Baa1/BBB+        1.00%
                     Class B-2      BBB+/Baa2/BBB       1.00%
                     Class B-3     BBB-/Baa3/BBB-       1.00%

INTEREST ACCRUAL                Interest will initially accrue from the Closing
                                Date to (but excluding) the first Distribution
                                Date, and thereafter, from the prior
                                Distribution Date to (but excluding) the current
                                Distribution Date.

COUPON STEP UP                  If the 10% clean-up call for the Certificates is
                                not exercised on the first distribution date on which it is exercisable, (i) the margin on each class of the Class A Certificates will increase to 2x their respective margin, and (ii) the margin on each of the Class M and Class B
                                Certificates will increase to 1.5x their respective margin.

AVAILABLE FUNDS CAP             The pass-through rate of the Offered
                                Certificates will be subject to the "Available
                                Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered
                                Certificates as of the first day of the
                                applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage
                                Rate" means, with respect to any mortgage loan the mortgage rate less the Administrative Fees and any mortgage insurance premiums as applicable.

CAP CONTRACT                    The trust fund will own a one-month LIBOR cap
                                contract purchased for the benefit of the Offered Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page [24]. Payments received on the cap contract will be available to pay interest to the holders of the offered certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available
                                Funds Cap (except to the extent such shortfalls are attributable to the failure to reduce the principal amount of the Class A Certificates for realized losses that are not applied against overcollateralization or the principal amount of the Class M and Class B Certificates), as described herein.

MAXIMUM RATE CAP                The pass-through rate of the Certificates will
                                also be subject to the "Maximum Rate Cap", which is a per annum rate equal to the product of (i) the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and net mortgage rates on the fixed rate mortgage loans and (ii) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related
                                Interest Accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT         If on any Distribution Date the pass-through
                                rate is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous
                                Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY              1.      Repayment of any unreimbursed Servicer
(Preliminary and Subject to            advances.
Revision)
                               2.      Servicing Fees and Loss Mitigation
                                       Advisor Fees and any mortgage insurance
                                       fees as applicable.

                               3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A-1 Certificates, Class A-2A Certificates, Class A-2B Certificates and Class S Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

                                4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under Class A Principal Allocation, then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                                5.     Excess interest in the order as
                                       described under "PRINCIPAL PAYDOWN" if
                                       necessary to restore O/C to the required level.

                                6.     Excess interest to pay subordinate
                                       principal shortfalls.

                                7.     Excess interest to pay Carryover
                                       resulting from imposition of the
                                       Available Funds Cap.

                                8.     Any remaining amount will be paid in
                                       accordance with the Pooling and
                                       Servicing Agreement and will not be
                                       available for payment to holders of the
                                       Offered Certificates.

                                Payments received on the Cap Contract will only be available to the Offered Certificates to pay amounts in respect of Carryovers other than Carryovers occurring because the Class A Certificate principal balance does not get reduced as a result of realized losses, after the subordinate Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay Carryovers on the Offered Certificates will be distributed in respect of non-offered classes of Certificates.

CLASS A PRINCIPAL ALLOCATION    At all times distributions of principal on the
                                Class A Certificates shall be allocated as follows:

                                  1     All principal shall be allocated and
                                        distributed on a pro rata basis between
                                        (i) Class A-1 Certificates on the one
                                        hand and (ii) Class A-2A and Class A-2B
                                        on the other hand.

                                  2. Amounts allocated to the Class A-2A and Class A-2B Certificates shall be distributed sequentially, with all amounts paid to the Class A-2A Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class A-2B Certificates until its Certificate principal balance is reduced to zero.

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

        All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread (commencing with the distribution date in November
        2003) to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as described above under Class A Principal Allocation.

        After the Certificate principal balance of each class of the Class A Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, as described above under Class A Principal Allocation, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, and seventh to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

                     CLASS A-1                        32.50%*
                     CLASS A-2A                       32.50%*
                     CLASS A-2B                       32.50%*
                     CLASS M-1                        21.50%*
                     CLASS M-2                        12.00%*
                     CLASS M-3                         9.00%*
                     CLASS B-1                         7.00%*
                     CLASS B-2                         5.00%*
                     CLASS B-3                         3.00%*

                     *includes overcollateralization

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the November 2006 Distribution
         Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Trigger Event does not exist.

SUBORDINATE       The first Distribution Date on which the Senior Enhancement
CLASS             Percentage (i.e., the sum of the outstanding principal balance
PRINCIPAL         of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2
DISTRIBUTION      and Class B-3 Certificates and the O/C amount divided by the
DATE              aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement
                  Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

                  SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                  32.50%
                  or
                  (14.75%+1.50%)*2

TRIGGER EVENT     The situation that exists with respect to any Distribution
                  Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis
                  (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) 44.00% and (ii) the Required
                  Percentage or (b) the quotient (expressed as a percentage)of
                  (1) the aggregate Realized Losses incurred from the Cut-off
                  Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required
                  Loss Percentage.

DISTRIBUTION DATE OCCURRING                                   LOSS PERCENTAGE
---------------------------                                   ---------------
November 2006 - October 2007         2.00% with respect to November 2006, plus an additional 1/12th of
                                     1.25% for each month thereafter
November 2007 - October 2008         3.25% with respect to November 2007, plus an additional 1/12th of
                                     0.50% for each month thereafter
November 2008 - October 2009         3.75% with respect to November 2008, plus an additional 1/12th of
                                     0.25% for each month thereafter
November 2009 and thereafter         4.00

PROSPECTUS        The Certificates will be offered pursuant to a Prospectus
                  which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN     The following tables describe the mortgage loans and the
TABLES            related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

Aggregate Outstanding Principal Balance              $237,650,917
Aggregate Original Principal Balance                 $238,833,939
Number of Mortgage Loans                                    1,765

                                          MINIMUM                           MAXIMUM                      AVERAGE (1)
                                          -------                           -------                      -----------
Original Principal Balance                $15,000                          $750,000                       $135,317
Outstanding Principal Balance             $14,521                          $746,429                       $134,646

                                          MINIMUM                           MAXIMUM                 WEIGHTED AVERAGE (2)
                                          -------                           -------                 --------------------
Original Term (mos)                         120                                360                           338
Stated remaining Term (mos)                 111                                357                           333
Loan Age (mos)                                3                                 29                             6
Current Interest Rate                     5.290%                            12.450%                        8.016%
Initial Interest Rate Cap (3)             1.000%                             3.000%                        2.969%
Periodic Rate Cap (3)                     1.000%                             3.000%                        1.008%
Gross Margin (3)                          2.360%                             9.200%                        5.103%
Maximum Mortgage Rate (3)                11.990%                            19.450%                       14.883%
Minimum Mortgage Rate (3)                 2.430%                            12.220%                        6.950%
Months to Roll                                4                                 32                            19
Original Loan-to-Value                    10.94%                            100.00%                        81.29%
Credit Score (4)                            500                                802                           616

                      EARLIEST       LATEST
                      --------       ------
Maturity Date         01/14/13      07/01/33

LIEN POSITION             PECENT OF MORTGAGE POOL             YEAR OF ORIGINATION         PECENT OF MORTGAGE POOL
-------------             -----------------------             -------------------         -----------------------
  1st Lien                        99.79%                             2001                         0.47%
  2nd Lien                         0.21%                             2003                        99.53%

OCCUPANCY                PECENT OF MORTGAGE POOL                LOAN PURPOSE             PECENT OF MORTGAGE POOL
---------                -----------------------                ------------             -----------------------
Primary                          95.89%                      Purchase                            10.07%
Second Home                       0.32%                      Refinance - Rate/Term               30.55%
Investment                        3.79%                      Refinance - Cashout                 59.38%

LOAN TYPE               PECENT OF MORTGAGE POOL                    PROPERTY TYPE         PECENT OF MORTGAGE POOL
---------               -----------------------                    -------------         -----------------------
Fixed Rate                       37.46%                          Single Family                    83.71%
ARM                              62.54%                          Rowhouse                          0.11%
                                                                 Condominium                       3.47%
                                                                 Two- to Four-Family               4.77%
                                                                 Manufactured Housing              0.76%
                                                                 Planned Unit Development          7.20%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Excludes Fixed Rate Mortgage Loans.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                         AGGREGATE                               WEIGHTED       AVERAGE     WEIGHTED
                            NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE       PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE      BALANCE       MORTGAGE    AVERAGE       CREDIT        BALANCE     ORIGINAL    FULL
RANGE OF MORTGAGE RATES       LOANS     OUTSTANDING       POOL       COUPON       SCORE       OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------------
5.500% or less                  5      $    879,434       0.37%      5.431%        748         $175,887       63.16%    100.00%
------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%               27         5,308,508       2.23       5.854         695          196,611       71.51      75.86
------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%               56        10,191,772       4.29       6.321         665          181,996       74.36      75.48
------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%              145        25,101,738      10.56       6.829         638          173,115       75.86      76.55
------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%              215        35,691,913      15.02       7.324         634          166,009       79.02      81.13
------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%              330        52,055,174      21.90       7.809         618          157,743       83.19      79.88
------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%              298        39,954,225      16.81       8.291         605          134,075       84.37      80.83
------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%              284        32,755,503      13.78       8.767         604          115,336       85.49      81.95
------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%              160        16,934,631       7.13       9.270         578          105,841       81.91      80.41
------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%             139        11,282,582       4.75       9.768         574           81,170       82.87      83.01
------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%             53         4,107,265       1.73      10.245         558           77,496       75.40      78.72
------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%             28         1,958,628       0.82      10.769         555           69,951       77.58      90.23
------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%             12           718,314       0.30      11.277         558           59,860       80.98      92.07
------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%              9           494,011       0.21      11.786         565           54,890       80.09      52.36
------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%              4           217,220       0.09      12.308         540           54,305       81.05      55.18
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,765      $237,650,917     100.00%      8.016%        616         $134,646       81.29%     80.17%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.290% per annum to 12.450% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 8.016% per annum.


REMAINING MONTHS TO STATED MATURITY

                                    AGGREGATE                                WEIGHTED      AVERAGE
     RANGE OF         NUMBER OF     PRINCIPAL    PERCENT OF     WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE   PERCENT
 REMAINING MONTHS     MORTGAGE       BALANCE      MORTGAGE      AVERAGE      CREDIT        BALANCE      ORIGINAL    FULL
TO STATED MATURITY     LOANS       OUTSTANDING      POOL        COUPON       SCORE       OUTSTANDING      LTV       DOC
-------------------------------------------------------------------------------------------------------------------------
    109 to 120            22     $  1,116,003       0.47%        8.645%       595         $ 50,727       63.73%    100.00%
-------------------------------------------------------------------------------------------------------------------------
    169 to 180           214       21,610,594       9.09         8.080        629          100,984       77.54      80.85
-------------------------------------------------------------------------------------------------------------------------
    229 to 240            80        8,403,416       3.54         7.917        633          105,043       79.46      89.98
-------------------------------------------------------------------------------------------------------------------------
    325 to 336            17        1,112,198       0.47        10.770        583           65,423       79.19      59.28
-------------------------------------------------------------------------------------------------------------------------
    349 to 360         1,432      205,408,707      86.43         7.995        614          143,442       81.87      79.70
-------------------------------------------------------------------------------------------------------------------------
    TOTAL:             1,765     $237,650,917     100.00%        8.016%       616         $134,646       81.29%     80.17%
-------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 111 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 333 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                            AGGREGATE                                 WEIGHTED      AVERAGE     WEIGHTED
                               NUMBER OF    PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE     MORTGAGE      BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
 LOAN PRINCIPAL BALANCES         LOANS     OUTSTANDING        POOL       COUPON        SCORE      OUTSTANDING     LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
 $   50,000 or less               195     $  7,508,538        3.16%       9.131%        604         $ 38,505     73.75%      90.22%
----------------------------------------------------------------------------------------------------------------------------------
 $   50,001 to $100,000           542       40,397,001       17.00        8.665         608           74,533     79.88       84.50
----------------------------------------------------------------------------------------------------------------------------------
 $  100,001 to $150,000           435       53,611,152       22.56        8.079         612          123,244     81.70       86.80
----------------------------------------------------------------------------------------------------------------------------------
 $  150,001 to $200,000           281       48,718,437       20.50        7.783         620          173,375     81.83       80.24
----------------------------------------------------------------------------------------------------------------------------------
 $  200,001 to $250,000           152       33,655,096       14.16        7.739         621          221,415     81.77       76.43
----------------------------------------------------------------------------------------------------------------------------------
 $  250,001 to $300,000            69       18,826,856        7.92        7.724         610          272,853     83.31       75.08
----------------------------------------------------------------------------------------------------------------------------------
 $  300,001 to $350,000            48       15,527,591        6.53        7.546         621          323,491     81.74       79.48
----------------------------------------------------------------------------------------------------------------------------------
 $  350,001 to $400,000            21        7,968,806        3.35        7.878         627          379,467     82.14       47.71
----------------------------------------------------------------------------------------------------------------------------------
 $  400,001 to $450,000             4        1,698,284        0.71        7.735         641          424,571     84.32       75.78
----------------------------------------------------------------------------------------------------------------------------------
 $  450,001 to $500,000             7        3,345,515        1.41        7.983         603          477,931     84.63       57.11
----------------------------------------------------------------------------------------------------------------------------------
 $  500,001 to $550,000             5        2,670,766        1.12        7.378         638          534,153     77.79       60.58
----------------------------------------------------------------------------------------------------------------------------------
 $  550,001 to $600,000             3        1,684,727        0.71        7.980         618          561,576     86.54       66.97
----------------------------------------------------------------------------------------------------------------------------------
 $  600,001 to $650,000             1          642,204        0.27        7.640         625          642,204     75.74      100.00
----------------------------------------------------------------------------------------------------------------------------------
 $  650,001 to $700,000             1          649,515        0.27        7.500         590          649,515     80.00      100.00
----------------------------------------------------------------------------------------------------------------------------------
 $  700,001 to $750,000             1          746,429        0.31        7.240         723          746,429     62.50      100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,765     $237,650,917      100.00%       8.016%        616         $134,646     81.29%      80.17%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $14,521 to approximately $746,429 and the average outstanding principal balance of the Mortgage Loans was approximately $134,646


PRODUCT TYPES

                                       AGGREGATE                                    WEIGHTED       AVERAGE      WEIGHTED
                         NUMBER OF     PRINCIPAL        PERCENT OF      WEIGHTED     AVERAGE       PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE       BALANCE          MORTGAGE       AVERAGE      CREDIT        BALANCE      ORIGINAL      FULL
PRODUCT TYPES             LOANS       OUTSTANDING          POOL         COUPON       SCORE       OUTSTANDING      LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
15/30 Balloon Loans        88        $ 10,741,834          4.52%         8.298%       622        $   122,066     81.29%       85.65%
-----------------------------------------------------------------------------------------------------------------------------------
10 Year Fixed Loans        22           1,116,003          0.47          8.645        595             50,727     63.73       100.00
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans       126          10,868,760          4.57          7.865        637             86,260     73.84        76.11
-----------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed Loans        80           8,403,416          3.54          7.917        633            105,043     79.46        89.98
-----------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans       428          57,883,146         24.36          7.929        628            135,241     78.45        74.20
-----------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR Loans          986         144,459,917         60.79          8.035        608            146,511     83.20        81.86
-----------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR Loans           35           4,177,842          1.76          8.259        605            119,367     82.25        75.59
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,765        $237,650,917        100.00%         8.016%       616        $   134,646     81.29%       80.17%
-----------------------------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                        AGGREGATE                                  WEIGHTED      AVERAGE        WEIGHTED
                         NUMBER OF      PRINCIPAL       PERCENT OF    WEIGHTED      AVERAGE     PRINCIPAL       AVERAGE     PERCENT
                          MORTGAGE       BALANCE         MORTGAGE      AVERAGE      CREDIT       BALANCE        ORIGINAL      FULL
GEOGRAPHIC LOCATION        LOANS       OUTSTANDING         POOL        COUPON        SCORE      OUTSTANDING       LTV          DOC
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                      34        $  2,932,308        1.23%        8.411%        604       $    86,244      82.43%       83.19%
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                      31           4,374,491        1.84         8.010         635           141,113      86.73        85.66
-----------------------------------------------------------------------------------------------------------------------------------
Arkansas                     29           1,900,698        0.80         8.983         599            65,541      80.98        86.99
-----------------------------------------------------------------------------------------------------------------------------------
California                  162          35,386,449       14.89         7.501         622           218,435      79.65        72.87
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                     41           6,599,066        2.78         7.531         631           160,953      83.92        90.59
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut                  10           1,721,065        0.72         7.248         631           172,107      68.81        57.55
-----------------------------------------------------------------------------------------------------------------------------------
Delaware                      9           1,312,103        0.55         8.071         637           145,789      88.59        73.40
-----------------------------------------------------------------------------------------------------------------------------------
Florida                     111          12,958,916        5.45         7.968         634           116,747      82.29        63.53
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                      84          10,456,321        4.40         8.102         599           124,480      81.42        84.07
-----------------------------------------------------------------------------------------------------------------------------------
Idaho                         7           1,185,530        0.50         8.115         598           169,361      83.70        67.76
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                     84          12,881,511        5.42         8.125         604           153,351      80.42        86.61
-----------------------------------------------------------------------------------------------------------------------------------
Indiana                      43           3,311,846        1.39         8.602         610            77,020      81.88        96.95
-----------------------------------------------------------------------------------------------------------------------------------
Iowa                         19           1,358,828        0.57         8.450         631            71,517      85.48        81.80
-----------------------------------------------------------------------------------------------------------------------------------
Kansas                       20           1,281,350        0.54         8.598         624            64,068      87.65       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Kentucky                     19           1,699,474        0.72         8.823         582            89,446      78.60        95.90
-----------------------------------------------------------------------------------------------------------------------------------
Louisiana                    24           2,145,006        0.90         8.578         598            89,375      80.29        73.73
-----------------------------------------------------------------------------------------------------------------------------------
Maine                         5             686,452        0.29         6.836         645           137,290      76.42       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                     96          15,230,278        6.41         7.860         605           158,649      82.26        86.40
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                22           4,223,858        1.78         7.512         638           191,994      71.88        95.79
-----------------------------------------------------------------------------------------------------------------------------------
Michigan                    136          15,026,796        6.32         8.433         610           110,491      83.71        74.54
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota                    27           4,419,054        1.86         7.973         626           163,669      83.14        84.08
-----------------------------------------------------------------------------------------------------------------------------------
Missouri                     42           3,489,238        1.47         8.270         612            83,077      83.72        91.85
-----------------------------------------------------------------------------------------------------------------------------------
Montana                       1              73,123        0.03         8.170         587            73,123      84.68       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Nebraska                      5             357,966        0.15         9.187         615            71,593      90.04       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                        9           1,156,133        0.49         7.759         624           128,459      81.26        88.23
-----------------------------------------------------------------------------------------------------------------------------------
New Hampshire                 5           1,110,020        0.47         8.092         640           222,004      86.09       100.00
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey                   67          12,306,610        5.18         7.834         611           183,681      76.79        78.63
-----------------------------------------------------------------------------------------------------------------------------------
New Mexico                    4             476,139        0.20         8.213         635           119,035      72.94         0.00
-----------------------------------------------------------------------------------------------------------------------------------
New York                     75          13,571,086        5.71         7.659         626           180,948      76.63        78.22
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina               53           5,772,559        2.43         8.291         607           108,916      82.73        87.27
-----------------------------------------------------------------------------------------------------------------------------------
Ohio                         59           5,710,602        2.40         8.284         624            96,790      83.98        84.73
-----------------------------------------------------------------------------------------------------------------------------------
Oklahoma                     14           1,615,447        0.68         8.850         597           115,389      84.97        71.76
-----------------------------------------------------------------------------------------------------------------------------------
Oregon                       11           1,687,248        0.71         7.794         618           153,386      85.24        66.62
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                 46           5,315,562        2.24         8.357         598           115,556      82.51        84.42
-----------------------------------------------------------------------------------------------------------------------------------
Rhode Island                  8           1,133,393        0.48         7.948         618           141,674      82.36        84.01
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina               41           4,451,157        1.87         8.690         605           108,565      84.14        59.06
-----------------------------------------------------------------------------------------------------------------------------------
South Dakota                  1              72,533        0.03         6.460         712            72,533      63.86       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee                    65           5,957,794        2.51         8.958         605            91,658      84.97        75.41
-----------------------------------------------------------------------------------------------------------------------------------
Texas                        81           9,520,072        4.01         8.201         620           117,532      78.36        83.59
-----------------------------------------------------------------------------------------------------------------------------------
Utah                         12           2,120,494        0.89         8.052         637           176,708      85.46        66.60
-----------------------------------------------------------------------------------------------------------------------------------
Vermont                       5             682,441        0.29         8.766         611           136,488      87.40        68.75
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                     63          10,120,932        4.26         7.904         610           160,650      82.33        88.66
-----------------------------------------------------------------------------------------------------------------------------------
Washington                   23           3,218,662        1.35         7.922         615           139,942      84.33        95.44
-----------------------------------------------------------------------------------------------------------------------------------
West Virginia                28           2,219,660        0.93         8.342         612            79,274      81.01        91.71
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin                    33           4,312,936        1.81         8.269         617           130,695      85.24        80.49
-----------------------------------------------------------------------------------------------------------------------------------
Wyoming                       1             107,707        0.05         9.100         578           107,707      90.00       100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,765        $237,650,917      100.00%        8.016%        616       $   134,646      81.29%       80.17%
-----------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.49% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                      NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
 RANGE OF ORIGINAL    MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
LOAN-TO-VALUE RATIOS    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
-------------------------------------------------------------------------------------------------------------
50.00% or less            68     $  5,029,140      2.12%     7.835%     610     $ 73,958    39.70%    81.39%
-------------------------------------------------------------------------------------------------------------
50.01% to 55.00%          29        3,811,169      1.60      7.705      611      131,420    52.15     72.41
-------------------------------------------------------------------------------------------------------------
55.01% to 60.00%          34        4,431,848      1.86      7.362      641      130,348    57.89     79.01
-------------------------------------------------------------------------------------------------------------
60.01% to 65.00%          61        7,956,078      3.35      7.881      609      130,428    62.88     78.48
-------------------------------------------------------------------------------------------------------------
65.01% to 70.00%         131       17,446,511      7.34      7.556      621      133,179    68.62     66.77
-------------------------------------------------------------------------------------------------------------
70.01% to 75.00%         185       24,589,490     10.35      7.967      594      132,916    74.14     76.47
-------------------------------------------------------------------------------------------------------------
75.01% to 80.00%         386       50,131,060     21.09      7.922      607      129,873     79.2     79.47
-------------------------------------------------------------------------------------------------------------
80.01% to 85.00%         273       39,570,229     16.65      7.953      616      144,946    84.41     72.89
-------------------------------------------------------------------------------------------------------------
85.01% to 90.00%         376       52,317,252     22.01      8.242      607      139,142    89.67     88.51
-------------------------------------------------------------------------------------------------------------
90.01% to 95.00%         113       17,233,370      7.25      8.127      653      152,508    94.54     79.65
-------------------------------------------------------------------------------------------------------------
95.01% to 100.00%        109       15,134,771      6.37      8.596      661      138,851     99.9     97.49
-------------------------------------------------------------------------------------------------------------
TOTAL:                 1,765     $237,650,917    100.00%     8.016%     616     $134,646    81.29%    80.17%
-------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 10.94% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.21% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 95.67%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 17.74%.

LOAN PURPOSE

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                       MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
LOAN PURPOSE             LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
--------------------------------------------------------------------------------------------------------------
Refinance - Cashout      1,049    $141,123,593     59.38%     8.000%     611     $134,532     79.34%   78.73%
--------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term      533      72,598,033     30.55      7.998      616      136,206     82.70    86.04
--------------------------------------------------------------------------------------------------------------
Purchase                   183      23,929,290     10.07      8.163      642      130,761     88.53    70.85
--------------------------------------------------------------------------------------------------------------
TOTAL:                   1,765    $237,650,917    100.00%    8.016%      616     $134,646     81.29%   80.17%
--------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
PROPERTY TYPE               LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
Single Family               1,505    $198,925,867     83.71%     8.038%     615     $132,177     81.30%   79.87%
-----------------------------------------------------------------------------------------------------------------
Rowhouse                        1         254,057      0.11      8.500      622      254,057     59.30     0.00
-----------------------------------------------------------------------------------------------------------------
Condominium                    67       8,238,080      3.47      7.683      641      122,956     82.16    85.81
-----------------------------------------------------------------------------------------------------------------
Two- to Four-Family            78      11,326,743      4.77      7.876      621      145,215     77.05    73.63
-----------------------------------------------------------------------------------------------------------------
Manufactured Housing           24       1,796,798      0.76      8.783      610       74,867     77.28    82.11
-----------------------------------------------------------------------------------------------------------------
Planned Unit Development       90      17,109,373      7.20      7.918      607      190,104     84.34    86.25
-----------------------------------------------------------------------------------------------------------------
TOTAL:                      1,765    $237,650,917    100.00%     8.016%     616     $134,646     81.29%   80.17%
-----------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                             AGGREGATE                                      AVERAGE    WEIGHTED
                                 NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL   AVERAGE   PERCENT
                                 MORTGAGE     BALANCE      MORTGAGE    AVERAGE   AVERAGE    BALANCE    ORIGINAL   FULL
PROVIDENT                          LOANS    OUTSTANDING      POOL      COUPON     FICO    OUTSTANDING    LTV       DOC
------------------------------------------------------------------------------------------------------------------------
Full Documentation                 1,345    $171,432,944    72.14%      8.049%     612     $127,459     81.78%   100.00%
------------------------------------------------------------------------------------------------------------------------
No Documentation                     145      22,655,183     9.53       8.206      640      156,243     78.62      0.00
------------------------------------------------------------------------------------------------------------------------
Lite Documentation                    40       5,815,511     2.45       7.859      621      145,388     79.29      0.00
------------------------------------------------------------------------------------------------------------------------
Stated Documentation                  32       4,697,758     1.98       7.755      657      146,805     77.59      0.00
------------------------------------------------------------------------------------------------------------------------
     SUB-TOTAL PROVIDENT           1,562    $204,601,396    86.09%      8.054%     616     $130,987     81.27%    83.79%
------------------------------------------------------------------------------------------------------------------------
NOVELLE
------------------------------------------------------------------------------------------------------------------------
Full Documentation                   126    $ 19,082,653     8.03%      7.812%     593     $151,450     82.92%   100.00%
------------------------------------------------------------------------------------------------------------------------
No Inomce/No Asset Verification       29       4,752,086     2.00       7.671      645      163,865     78.40      0.00
------------------------------------------------------------------------------------------------------------------------
Stated Documentation                  18       3,160,460     1.33       7.740      611      175,581     73.40      0.00
------------------------------------------------------------------------------------------------------------------------
No Documenation                       16       3,107,837     1.31       8.004      654      194,240     84.76      0.00
------------------------------------------------------------------------------------------------------------------------
No Documenation/Verified Assets       11       2,580,476     1.09       7.593      654      234,589     82.11      0.00
------------------------------------------------------------------------------------------------------------------------
Lite Documentation                     3         366,009     0.15       7.152      708      122,003     79.70      0.00
------------------------------------------------------------------------------------------------------------------------
     SUB-TOTAL NOVELLE               203    $ 33,049,521    13.91%      7.779%     614     $162,806     81.43%    57.74%
------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,765    $237,650,917   100.00%      8.016%     616     $134,646     81.29%    80.17%
------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
             NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
             MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
OCCUPANCY      LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
----------------------------------------------------------------------------------------------------
Primary        1,657    $227,890,705     95.89%     8.010%     615     $137,532     81.51%   80.55%
--------------------------------------------------------------------------------------------------
Investment       104       9,001,706      3.79      8.237      635       86,555     75.29    76.92
--------------------------------------------------------------------------------------------------
Second Home        4         758,506      0.32      7.073      718      189,626     85.08     3.63
--------------------------------------------------------------------------------------------------
TOTAL:         1,765    $237,650,917    100.00%     8.016%     616     $134,646     81.29%   80.17%
--------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                   NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOAN AGE  MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
(MONTHS)             LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
----------------------------------------------------------------------------------------------------------
       3                 5    $    547,362     0.23%      8.218%     630     $109,472     90.02%    54.97%
---------------------------------------------------------------------------------------------------------
       4               397      57,327,826    24.12       7.804      613      144,403     81.58     73.25
---------------------------------------------------------------------------------------------------------
       5               480      62,943,490    26.49       7.950      616      131,132     80.52     82.90
---------------------------------------------------------------------------------------------------------
       6               458      62,788,183    26.42       8.011      618      137,092     80.40     84.24
---------------------------------------------------------------------------------------------------------
       7               312      40,935,014    17.22       8.259      614      131,202     82.39     81.02
---------------------------------------------------------------------------------------------------------
       8                93      11,878,993     5.00       8.293      625      127,731     84.76     77.47
---------------------------------------------------------------------------------------------------------
       9                 3         117,851     0.05       9.250      601       39,284     72.70    100.00
---------------------------------------------------------------------------------------------------------
      26                10         705,104     0.30      11.014      575       70,510     82.66     70.47
---------------------------------------------------------------------------------------------------------
      27                 3         158,573     0.07       9.922      558       52,858     66.40     40.42
---------------------------------------------------------------------------------------------------------
      28                 3         193,056     0.08      10.542      639       64,352     78.22     22.19
---------------------------------------------------------------------------------------------------------
      29                 1          55,466     0.02      10.875      557       55,466     75.00    100.00
---------------------------------------------------------------------------------------------------------
TOTAL:               1,765    $237,650,917   100.00%      8.016%     616     $134,646     81.29%    80.17%
---------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                     NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT  MORTGAGE      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
   PENALTY TERM        LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC
------------------------------------------------------------------------------------------------------------
None                     453    $ 58,405,547     24.58%    8.003%      613      $128,931    79.05%    82.91%
------------------------------------------------------------------------------------------------------------
12 Months                124      21,029,588      8.85     7.896       627       169,593    78.62     82.72
------------------------------------------------------------------------------------------------------------
24 Months                705      99,995,062     42.08     8.046       609       141,837    83.63     80.56
------------------------------------------------------------------------------------------------------------
36 Months                466      56,821,608     23.91     8.009       628       121,935    80.64     75.30
------------------------------------------------------------------------------------------------------------
48 Months                  1         241,188      0.10     6.180       634       241,188    75.00    100.00
------------------------------------------------------------------------------------------------------------
60 Months                 16       1,157,925      0.49     8.898       570        72,370    73.72     95.52
------------------------------------------------------------------------------------------------------------
TOTAL:                 1,765    $237,650,917    100.00%    8.016%      616      $134,646    81.29%    80.17%
------------------------------------------------------------------------------------------------------------

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                        MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
RANGE OF CREDIT SCORES    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
---------------------------------------------------------------------------------------------------------------
451 to 500                    4    $    389,203      0.16%    10.563%     500     $ 97,301      73.27%   74.98%
---------------------------------------------------------------------------------------------------------------
501 to 550                  226      26,161,193     11.01      9.020      533      115,757      75.09    85.49
---------------------------------------------------------------------------------------------------------------
551 to 600                  536      68,344,092     28.76      8.355      576      127,508      80.52    90.53
---------------------------------------------------------------------------------------------------------------
601 to 650                  597      84,864,656     35.71      7.831      624      142,152      83.26    80.93
---------------------------------------------------------------------------------------------------------------
651 to 700                  276      40,102,876     16.87      7.540      670      145,300      83.52    64.74
---------------------------------------------------------------------------------------------------------------
701 to 750                   98      14,365,134      6.04      7.154      723      146,583      80.53    62.76
---------------------------------------------------------------------------------------------------------------
751 to 800                   27       3,216,694      1.35      6.960      769      119,137      71.50    65.89
---------------------------------------------------------------------------------------------------------------
801 to 850                    1         207,069      0.09      8.340      802      207,069     100.00   100.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                    1,765    $237,650,917    100.00%     8.016%     616     $134,646      81.29%   80.17%
---------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 802 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 616.

MORTGAGE INSURANCE

                                   AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                       NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                       MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
MORTGAGE INSURANCE       LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
--------------------------------------------------------------------------------------------------------------
Mortgage Insurance       1,195    $161,260,113      67.86%    7.804%     624     $134,946     82.48%   81.53%
--------------------------------------------------------------------------------------------------------------
No Mortgage Insurance      570      76,390,804      32.14     8.462      598      134,019     78.77    77.29
--------------------------------------------------------------------------------------------------------------
TOTAL:                   1,765    $237,650,917     100.00%    8.016%     616     $134,646     81.29%   80.17%
--------------------------------------------------------------------------------------------------------------

CREDIT GRADE

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
PROVIDENT                   LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
0                            993     $134,343,816    56.53%     7.867%      627      $135,291    82.64%    87.02%
-----------------------------------------------------------------------------------------------------------------
1                            259       35,761,089    15.05      8.255       590       138,074    80.94     79.76
-----------------------------------------------------------------------------------------------------------------
2                            160       16,288,904     6.85      8.692       583       101,806    78.24     93.62
-----------------------------------------------------------------------------------------------------------------
3                             26        2,820,889     1.19      8.436       606       108,496    77.37     98.36
-----------------------------------------------------------------------------------------------------------------
4                             64        7,440,166     3.13      8.921       580       116,253    71.76     89.06
-----------------------------------------------------------------------------------------------------------------
5                              9          931,618     0.39      9.375       544       103,513    68.83    100.00
-----------------------------------------------------------------------------------------------------------------
6                             51        7,014,913     2.95      7.883       670       137,547    76.89      6.09
-----------------------------------------------------------------------------------------------------------------
     SUB-TOTAL PROVIDENT   1,562     $204,601,396    86.09%     8.054%      616      $130,987    81.27%    83.79%
-----------------------------------------------------------------------------------------------------------------
NOVELLE
-----------------------------------------------------------------------------------------------------------------
A                            101     $ 16,833,522     7.08%     7.605%      654      $166,669    83.17%    35.06%
-----------------------------------------------------------------------------------------------------------------
A-                            56        8,829,813     3.72      7.763       593       157,675    83.39     88.18
-----------------------------------------------------------------------------------------------------------------
B                             26        4,607,652     1.94      8.046       548       177,217    76.06     60.85
-----------------------------------------------------------------------------------------------------------------
C                             18        2,572,397     1.08      8.378       549       142,911    74.07     92.69
---------------------------------------------------------------------------------------------------------
CX                             2          206,138     0.09      9.205       530       103,069    67.83    100.00
-----------------------------------------------------------------------------------------------------------------
     SUB-TOTAL NOVELLE:      203     $ 33,049,521    13.91%     7.779%      614      $162,806    81.43%    57.74%
-----------------------------------------------------------------------------------------------------------------
TOTAL:                     1,765     $237,650,917   100.00%     8.016%      616      $134,646    81.29%    80.17%
-----------------------------------------------------------------------------------------------------------------

GROSS MARGINS

                                    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                        MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
RANGE OF GROSS MARGINS    LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
---------------------------------------------------------------------------------------------------------------
2.001% to 2.500%              4    $    662,457      0.45%     5.941%     687     $165,614      72.60%  100.00%
---------------------------------------------------------------------------------------------------------------
2.501% to 3.000%             11       2,038,324      1.37      6.106      663      185,302      79.72    88.49
---------------------------------------------------------------------------------------------------------------
3.001% to 3.500%             30       5,608,916      3.77      6.782      638      186,964      80.46    86.72
---------------------------------------------------------------------------------------------------------------
3.501% to 4.000%             91      15,927,827     10.72      6.920      631      175,031      78.90    87.88
---------------------------------------------------------------------------------------------------------------
4.001% to 4.500%            144      24,876,802     16.74      7.519      627      172,756      81.89    81.59
---------------------------------------------------------------------------------------------------------------
4.501% to 5.000%            166      25,992,168     17.49      7.984      610      156,579      85.08    83.56
---------------------------------------------------------------------------------------------------------------
5.001% to 5.500%            176      26,513,547     17.84      8.339      616      150,645      87.42    80.73
---------------------------------------------------------------------------------------------------------------
5.501% to 6.000%            146      18,557,394     12.48      8.530      585      127,105      82.87    71.61
---------------------------------------------------------------------------------------------------------------
6.001% to 6.500%             98      12,110,659      8.15      8.790      574      123,578      82.84    85.16
---------------------------------------------------------------------------------------------------------------
6.501% to 7.000%             78       8,326,830      5.60      9.072      578      106,754      80.41    74.92
---------------------------------------------------------------------------------------------------------------
7.001% to 7.500%             41       5,058,051      3.40      8.806      572      123,367      84.25    91.42
---------------------------------------------------------------------------------------------------------------
7.501% to 8.000%             21       1,881,608      1.27      9.905      569       89,600      82.32    85.03
---------------------------------------------------------------------------------------------------------------
8.001% to 8.500%              7         433,790      0.29     10.321      555       61,970      77.07    56.90
---------------------------------------------------------------------------------------------------------------
8.501% to 9.000%              6         480,181      0.32     10.824      546       80,030      79.82    39.38
---------------------------------------------------------------------------------------------------------------
9.001% to 9.500%              2         169,206      0.11     10.465      552       84,603      85.03   100.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                    1,021    $148,637,759    100.00%     8.041%     608     $145,581      83.17%   81.69%
---------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 5.103% per annum.

MAXIMUM MORTGAGE RATES

                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM    MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
 MORTGAGE RATES       LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------
13.000% or less          30    $  5,567,133      3.75%     6.332%     659      $185,571    75.25%   71.76%
-----------------------------------------------------------------------------------------------------------
13.001% to 13.500%       51       9,704,115      6.53      6.802      639       190,277    81.80    72.08
-----------------------------------------------------------------------------------------------------------
13.501% to 14.000%      114      19,817,065     13.33      7.228      619       173,834    80.39    76.80
-----------------------------------------------------------------------------------------------------------
14.001% to 14.500%      131      22,729,186     15.29      7.541      616       173,505    81.35    82.82
-----------------------------------------------------------------------------------------------------------
14.501% to 15.000%      174      29,467,251     19.82      7.860      614       169,352    85.06    83.62
-----------------------------------------------------------------------------------------------------------
15.001% to 15.500%      155      21,541,959     14.49      8.348      603       138,980    85.97    84.50
-----------------------------------------------------------------------------------------------------------
15.501% to 16.000%      163      20,508,787     13.80      8.775      598       125,821    86.79    87.58
-----------------------------------------------------------------------------------------------------------
16.001% to 16.500%       73       8,146,547      5.48      9.257      569       111,597    82.36    80.10
-----------------------------------------------------------------------------------------------------------
16.501% to 17.000%       75       6,631,832      4.46      9.770      570        88,424    83.99    86.49
-----------------------------------------------------------------------------------------------------------
17.001% to 17.500%       25       2,197,095      1.48     10.214      547        87,884    72.69    69.25
-----------------------------------------------------------------------------------------------------------
17.501% to 18.000%       18       1,487,745      1.00     10.393      564        82,652    79.01    90.45
-----------------------------------------------------------------------------------------------------------
18.001% to 18.500%        5         346,297      0.23     11.260      537        69,259    80.48    83.56
-----------------------------------------------------------------------------------------------------------
18.501% to 19.000%        5         311,230      0.21     11.790      533        62,246    72.66    24.38
-----------------------------------------------------------------------------------------------------------
19.001% to 19.500%        2         181,518      0.12     12.327      516        90,759    77.32    46.36
-----------------------------------------------------------------------------------------------------------
TOTAL:                1,021    $148,637,759    100.00%     8.041%     608      $145,581    83.17%   81.69%
-----------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.990% per annum to 19.450% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.883% per annum.

NEXT RATE ADJUSTMENT DATE

                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
NEXT RATE ADJUSTMENT DATE    LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
------------------------------------------------------------------------------------------------------------------
February 2004                    5    $    385,374      0.26%    11.024%     582      $ 77,075    81.98%     54.90%
------------------------------------------------------------------------------------------------------------------
May 2004                         1          55,466      0.04     10.875      557        55,466    75.00     100.00
------------------------------------------------------------------------------------------------------------------
June 2004                        3         193,056      0.13     10.542      639        64,352    78.22      22.19
------------------------------------------------------------------------------------------------------------------
July 2004                        3         158,573      0.11      9.922      558        52,858    66.40      40.42
------------------------------------------------------------------------------------------------------------------
August 2004                      5         319,730      0.22     11.003      567        63,946    83.47      89.24
------------------------------------------------------------------------------------------------------------------
February 2005                   56       7,475,121      5.03      8.397      611       133,484    87.20      83.80
------------------------------------------------------------------------------------------------------------------
March 2005                     175      25,376,230     17.07      8.207      605       145,007    83.04      81.35
------------------------------------------------------------------------------------------------------------------
April 2005                     244      36,764,672     24.73      8.030      613       150,675    82.76      86.02
------------------------------------------------------------------------------------------------------------------
May 2005                       277      40,375,171     27.16      7.996      607       145,759    82.66      83.12
------------------------------------------------------------------------------------------------------------------
June 2005                      225      33,657,273     22.64      7.846      606       149,588    83.49      76.58
------------------------------------------------------------------------------------------------------------------
July 2005                        4         426,076      0.29      7.689      649       106,519    90.03      42.15
------------------------------------------------------------------------------------------------------------------
February 2006                    1         353,438      0.24      6.625      592       353,438    80.00     100.00
------------------------------------------------------------------------------------------------------------------
March 2006                       3         618,877      0.42      7.798      667       206,292    91.20      47.66
------------------------------------------------------------------------------------------------------------------
April 2006                       6         733,696      0.49      7.984      612       122,283    86.65     100.00
------------------------------------------------------------------------------------------------------------------
May 2006                         3         348,149      0.23      8.232      636       116,050    85.71      70.28
------------------------------------------------------------------------------------------------------------------
June 2006                       10       1,396,858      0.94      7.791      580       139,686    78.05      77.58
------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,021    $148,637,759    100.00%     8.041%     608      $145,581    83.17%     81.69%
------------------------------------------------------------------------------------------------------------------

                             ASSUMED MORTGAGE POOLS

                                                                                                       ORIGINAL
                                                                      ORIGINAL     REMAINING          MONTHS TO
                                 NET      ORIGINAL    REMAINING   AMORTIZATION  AMORTIZATION          PREPAYMENT
                     MORTGAGE  MORTGAGE     TERM        TERM          TERM          TERM               PENALTY
CURRENT BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)      (MONTHS)            EXPIRATION
----------------------------------------------------------------------------------------------------------------
    1,885,500.91       8.076     6.585       180         175           360           355                   0
----------------------------------------------------------------------------------------------------------------
    1,776,821.17       8.655     7.302       180         174           360           354                  12
----------------------------------------------------------------------------------------------------------------
      386,818.65       7.638     5.864       180         175           360           355                  24
----------------------------------------------------------------------------------------------------------------
    6,650,752.13       8.288     7.005       180         174           360           354                  36
----------------------------------------------------------------------------------------------------------------
       41,921.83      10.890    10.373       180         175           360           355                  60
----------------------------------------------------------------------------------------------------------------
      615,280.72       8.320     7.343       120         114           120           114                   0
----------------------------------------------------------------------------------------------------------------
       41,971.67       9.500     7.583       120         115           120           115                  24
----------------------------------------------------------------------------------------------------------------
      403,621.28       8.877     7.695       120         115           120           115                  36
----------------------------------------------------------------------------------------------------------------
       55,127.19       9.930     9.413       120         115           120           115                  60
----------------------------------------------------------------------------------------------------------------
    4,121,356.07       7.803     6.118       180         175           180           175                   0
----------------------------------------------------------------------------------------------------------------
    1,284,918.16       7.447     5.936       180         174           180           174                  12
----------------------------------------------------------------------------------------------------------------
    5,412,656.99       8.004     6.526       180         175           180           175                  36
----------------------------------------------------------------------------------------------------------------
       49,809.39       8.570     8.053       180         174           180           174                  60
----------------------------------------------------------------------------------------------------------------
    2,900,710.00       7.901     6.507       240         234           240           234                   0
----------------------------------------------------------------------------------------------------------------
    1,708,968.76       7.889     6.400       240         234           240           234                  12
----------------------------------------------------------------------------------------------------------------
      377,283.46       8.377     7.019       240         233           240           233                  24
----------------------------------------------------------------------------------------------------------------
    3,249,545.13       7.791     6.031       240         234           240           234                  36
----------------------------------------------------------------------------------------------------------------
      166,893.26       9.927     8.815       240         233           240           233                  60
----------------------------------------------------------------------------------------------------------------
   18,552,779.41       8.146     6.554       360         355           360           355                   0
----------------------------------------------------------------------------------------------------------------
    6,807,505.20       7.507     5.999       360         354           360           354                  12
----------------------------------------------------------------------------------------------------------------
    2,030,959.74       8.056     6.548       360         355           360           355                  24
----------------------------------------------------------------------------------------------------------------
   29,801,729.08       7.871     6.283       360         355           360           355                  36
----------------------------------------------------------------------------------------------------------------
      690,069.80       8.425     6.684       360         354           360           354                  60
----------------------------------------------------------------------------------------------------------------
   89,013,000.00
----------------------------------------------------------------------------------------------------------------

                           FIXED RATE MORTGAGE LOANS

                        ADJUSTMENTS RATE MORTGAGE LOANS


                                                                                     INITIAL
                                     NET       ORIGINAL    REMAINING                  RATE
                       MORTGAGE    MORTGAGE      TERM        TERM        GROSS       CHANGE
CURRENT BALANCE ($)     RATE(%)     RATE(%)    (MONTHS)    (MONTHS)     MARGIN(%)    CAP(%)
--------------------------------------------------------------------------------------------
   29,726,938.53        7.942       6.523        360         354          4.833       2.945
--------------------------------------------------------------------------------------------
    9,213,098.73        8.098       6.622        360         354          5.011       3.000
--------------------------------------------------------------------------------------------
   96,862,584.53        8.044       6.621        360         355          5.194       2.985
--------------------------------------------------------------------------------------------
    8,261,269.89        8.226       7.022        360         354          5.022       2.991
--------------------------------------------------------------------------------------------
      241,186.55        6.180       4.263        360         353          2.930       3.000
--------------------------------------------------------------------------------------------
      154,100.76        9.092       7.175        360         352          5.842       3.000
--------------------------------------------------------------------------------------------
      602,776.71        7.945       6.618        360         351          5.037       2.538
--------------------------------------------------------------------------------------------
      238,206.79        8.039       6.122        360         351          4.789       2.640
--------------------------------------------------------------------------------------------
      294,942.87        8.680       8.163        360         353          5.430       3.000
--------------------------------------------------------------------------------------------
    3,041,894.64        8.297       7.018        360         351          5.467       2.642
--------------------------------------------------------------------------------------------
  148,637,000.00
--------------------------------------------------------------------------------------------

                                                                      NUMBER OF
                                                                        MONTHS
                                                          RATE        UNTIL NEXT
                                                         CHANGE          RATE
                       PERIODIC    MAXIMUM    MINIMUM   FREQUENCY     ADJUSTMENT
CURRENT BALANCE ($)     CAP(%)     RATE(%)    RATE(%)    (MONTHS)        DATE             INDEX
---------------------------------------------------------------------------------------------------
   29,726,938.53        1.003       14.907     6.755        6             18          6 Month LIBOR
---------------------------------------------------------------------------------------------------
    9,213,098.73        1.000       15.160     6.902        6             18          6 Month LIBOR
---------------------------------------------------------------------------------------------------
   96,862,584.53        1.011       14.816     7.005        6             19          6 Month LIBOR
---------------------------------------------------------------------------------------------------
    8,261,269.89        1.000       15.229     7.273        6             18          6 Month LIBOR
---------------------------------------------------------------------------------------------------
      241,186.55        1.000       13.180     2.930        6             17          6 Month LIBOR
---------------------------------------------------------------------------------------------------
      154,100.76        1.000       15.789     6.825        6             16          6 Month LIBOR
---------------------------------------------------------------------------------------------------
      602,776.71        1.000       14.607     7.140        6             27          6 Month LIBOR
---------------------------------------------------------------------------------------------------
      238,206.79        1.000       15.039     4.789        6             27          6 Month LIBOR
---------------------------------------------------------------------------------------------------
      294,942.87        1.000       15.680     8.680        6             29          6 Month LIBOR
---------------------------------------------------------------------------------------------------
    3,041,894.64        1.000       15.025     6.691        6             27          6 Month LIBOR
---------------------------------------------------------------------------------------------------
  148,637,000.00
---------------------------------------------------------------------------------------------------

                           ONE-MONTH LIBOR CAP TABLE

                                            NOTIONAL                1ML STRIKE         1ML STRIKE
BEGINNING ACCRUAL       ENDING ACCRUAL     BALANCE ($)           LOWER COLLAR (%)   UPPER COLLAR (%)
---------------------------------------------------------------------------------------------------
  10/30/03                11/25/03       237,650,000.00                7.202            9.850
---------------------------------------------------------------------------------------------------
  11/25/03                12/25/03       232,440,280.88                6.659            9.850
---------------------------------------------------------------------------------------------------
  12/25/03                 1/25/04       227,189,126.61                6.446            9.850
---------------------------------------------------------------------------------------------------
   1/25/04                 2/25/04       221,896,542.89                6.448            9.850
---------------------------------------------------------------------------------------------------
   2/25/04                 3/25/04       216,564,525.01                6.895            9.850
---------------------------------------------------------------------------------------------------
   3/25/04                 4/25/04       211,244,577.98                6.452            9.850
---------------------------------------------------------------------------------------------------
   4/25/04                 5/25/04       206,057,271.54                6.670            9.850
---------------------------------------------------------------------------------------------------
   5/25/04                 6/25/04       200,999,240.57                6.457            9.850
---------------------------------------------------------------------------------------------------
   6/25/04                 7/25/04       196,067,206.70                6.675            9.850
---------------------------------------------------------------------------------------------------
   7/25/04                 8/25/04       191,257,976.07                6.462            9.850
---------------------------------------------------------------------------------------------------
   8/25/04                 9/25/04       186,568,437.06                6.465            9.850
---------------------------------------------------------------------------------------------------
   9/25/04                10/25/04       181,995,558.22                6.683            9.850
---------------------------------------------------------------------------------------------------
  10/25/04                11/25/04       177,536,386.10                6.471            9.850
---------------------------------------------------------------------------------------------------
  11/25/04                12/25/04       173,188,043.27                6.689            9.850
---------------------------------------------------------------------------------------------------
  12/25/04                 1/25/05       168,947,726.33                6.477            9.850
---------------------------------------------------------------------------------------------------
   1/25/05                 2/25/05       164,812,703.96                6.480            9.850
---------------------------------------------------------------------------------------------------
   2/25/05                 3/25/05       160,780,315.03                7.179            9.850
---------------------------------------------------------------------------------------------------
   3/25/05                 4/25/05       156,847,994.83                6.491            9.850
---------------------------------------------------------------------------------------------------
   4/25/05                 5/25/05       153,013,256.53                7.275            9.850
---------------------------------------------------------------------------------------------------
   5/25/05                 6/25/05       149,283,207.18                8.168            9.850
---------------------------------------------------------------------------------------------------
   6/25/05                 7/25/05       145,664,591.16                8.439            9.850
---------------------------------------------------------------------------------------------------
   7/25/05                 8/25/05       142,134,845.12                8.166            9.850
---------------------------------------------------------------------------------------------------
   8/25/05                 9/25/05       138,691,747.07                8.166            9.850
---------------------------------------------------------------------------------------------------
   9/25/05                10/25/05       135,333,137.24                8.439            9.850
---------------------------------------------------------------------------------------------------
  10/25/05                11/25/05       132,056,913.60                8.348            9.850
---------------------------------------------------------------------------------------------------
  11/25/05                12/25/05       128,863,007.69                9.013            9.850
---------------------------------------------------------------------------------------------------
  12/25/05                 1/25/06       125,751,312.83                8.721            9.850
---------------------------------------------------------------------------------------------------
   1/25/06                 2/25/06       122,715,685.47                8.758            9.850
---------------------------------------------------------------------------------------------------
   2/25/06                 3/25/06       119,754,805.08                9.695            9.850
---------------------------------------------------------------------------------------------------
   3/25/06                 4/25/06       116,866,228.70                8.760            9.850
---------------------------------------------------------------------------------------------------
   4/25/06                 5/25/06       114,048,207.49                9.236            9.850
---------------------------------------------------------------------------------------------------
   5/25/06                 6/25/06       111,300,408.69                9.306            9.850
---------------------------------------------------------------------------------------------------
   6/25/06                 7/25/06       108,622,518.29                9.614            9.850
---------------------------------------------------------------------------------------------------
   7/25/06                 8/25/06       106,009,794.46                9.316            9.850
---------------------------------------------------------------------------------------------------
   8/25/06                 9/25/06       103,460,763.08                9.315            9.850
---------------------------------------------------------------------------------------------------
   9/25/06                10/25/06       100,973,705.85                9.626            9.850
---------------------------------------------------------------------------------------------------
  10/25/06                11/25/06        98,547,102.17                9.491            9.850
---------------------------------------------------------------------------------------------------
  11/25/06                12/25/06        96,180,529.50               10.107            9.850
---------------------------------------------------------------------------------------------------
  12/25/06                 1/25/07        93,873,557.62                9.770            9.850
---------------------------------------------------------------------------------------------------
   1/25/07                 2/25/07        91,622,496.40                9.772            9.850
---------------------------------------------------------------------------------------------------
   2/25/07                 3/25/07        89,426,070.55               10.807            9.850
---------------------------------------------------------------------------------------------------
   3/25/07                 4/25/07        87,282,827.41                9.752            9.850
---------------------------------------------------------------------------------------------------

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

               AVAILABLE FUNDS         AVAILABLE
PAYMENT DATE      CAP (1)(2)        FUNDS CAP(1)(3)
---------------------------------------------------
 11/25/03             7.682               7.682

 12/25/03             6.659               9.900

  1/25/04             6.446               9.904

  2/25/04             6.448               9.905

  3/25/04             6.895               9.899

  4/25/04             6.452               9.909

  5/25/04             6.670               9.906

  6/25/04             6.457               9.911

  7/25/04             6.675               9.909

  8/25/04             6.462               9.915

  9/25/04             6.465               9.916

 10/25/04             6.683               9.914

 11/25/04             6.471               9.919

 12/25/04             6.689               9.917

  1/25/05             6.477               9.922

  2/25/05             6.480               9.924

  3/25/05             7.176               9.911

  4/25/05             6.483               9.928

  5/25/05             6.484               9.911

  6/25/05             5.887               9.891

  7/25/05             6.089               9.886

  8/25/05             5.898               9.893

  9/25/05             5.904               9.895

 10/25/05             6.106               9.888

 11/25/05             5.915               9.891

 12/25/05             6.118               9.874

  1/25/06             5.927               9.882

  2/25/06             5.911               9.883

  3/25/06             6.551               9.855

  4/25/06             5.923               9.884

  5/25/06             6.127               9.870

  6/25/06             5.936               9.868

  7/25/06             6.141               9.858

  8/25/06             5.950               9.869

  9/25/06             5.957               9.869

 10/25/06             6.163               9.858

 11/25/06             5.972               9.863

 12/25/06             6.132              10.107

  1/25/07             5.936               9.852

  2/25/07             5.938               9.853

  3/25/07             6.576              10.807

  4/25/07             5.942               9.853

  5/25/07             6.141              10.242

  6/25/07             5.945              10.164

  7/25/07             6.145              10.489

  8/25/07             5.949              10.152

  9/25/07             5.951              10.139

 10/25/07             6.151              10.465

 11/25/07             5.954              10.118

 12/25/07             6.155              10.442

  1/25/08             5.958              10.092

  2/25/08             5.960              10.093

  3/25/08             6.373              10.775

  4/25/08             5.963              10.068

  5/25/08             6.164              10.390

  6/25/08             5.967              10.042

  7/25/08             6.168              10.364

  8/25/08             5.971              10.018

  9/25/08             5.972              10.005

 10/25/08             6.173              10.326

 11/25/08             5.976               9.980

 12/25/08             6.177              10.299

  1/25/09             5.980               9.954

  2/25/09             5.981               9.942

  3/25/09             6.624              10.993

  4/25/09             5.985               9.916

  5/25/09             6.186              10.234

  6/25/09             5.989               9.891

  7/25/09             6.190              10.208

  8/25/09             5.992               9.866

  9/25/09             5.994               9.854

 10/25/09             6.196              10.169

 11/25/09             5.997               9.829

 12/25/09             6.200              10.143

  1/25/10             6.006               9.806

  2/25/10             6.013               9.801

  3/25/10             6.665              10.846

  4/25/10             6.026               9.792

  5/25/10             6.234              10.113

  6/25/10             6.040               9.783

  7/25/10             6.249              10.105

  8/25/10             6.055               9.776

  9/25/10             6.062               9.772

 10/25/10             6.272              10.095

 11/25/10             6.078               9.766

 12/25/10             6.289              10.089

  1/25/11             6.094               9.761

  2/25/11             6.102               9.759

  3/25/11             6.765              10.802

  4/25/11             6.119               9.755

  5/25/11             6.332              10.079

  6/25/11             6.137               9.753

  7/25/11             6.351              10.077

  8/25/11             6.156               9.752

  9/25/11             0.000               9.752

 10/25/11             0.000               0.000

1. Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest due based on the net Mortgage Rates in effect on the related Due Date, divided by (y) the aggregate Certificate Principal Balance as of the first day of the applicable Accrual Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.12% and 1.22%, respectively.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, 1 month LIBOR remain constant at 1.12% and then 20.00% thereafter and 6 month LIBOR remain constant at 1.22% and then 20.00% thereafter, respectively.

                       DISCOUNT MARGIN TABLE - TO CALL (1)

PREPAYMENT SPEED                     0%               80%                 100%              150%              200%
----------------------------------------------------------------------------------------------------------------------
A-1
 100.0000 PRICE                      38                 38                 38                38                38
WAL                                 17.24              3.39               2.67              1.56              0.98
PRINCIPAL WINDOW                Nov03 - Nov31     Nov03 - Aug13      NOV03 - AUG11     Nov03 - Oct08     Nov03 - Jul06
----------------------------------------------------------------------------------------------------------------------
A-2A
 100.0000 PRICE                      22                 22                 22                22                22
WAL                                 12.62              1.51               1.19              0.76              0.53
PRINCIPAL WINDOW                Nov03 - Apr25     Nov03 - May07      NOV03 - JUN06     Nov03 - Jun05     Nov03 - Dec04
----------------------------------------------------------------------------------------------------------------------
A-2B
 100.0000 PRICE                      52                 52                 52                52                52
WAL                                 25.75              6.85               5.41              3.03              1.80
PRINCIPAL WINDOW                Apr25 - Nov31     May07 - Aug13      JUN06 - AUG11     Jun05 - Oct08     Dec04 - Jul06
----------------------------------------------------------------------------------------------------------------------
M-1
 100.0000 PRICE                      75                 75                 75                75                75
WAL                                 25.10              6.40               5.20              4.33              3.14
PRINCIPAL WINDOW                Aug23 - Nov31     Nov06 - Aug13      JAN07 - AUG11     Jul07 - Oct08     Jul06 - Apr07
----------------------------------------------------------------------------------------------------------------------
M-2
 100.0000 PRICE                      175               175                175               175               175
WAL                                 25.10              6.40               5.17              3.95              3.49
PRINCIPAL WINDOW                Aug23 - Nov31     Nov06 - Aug13      DEC06 - AUG11     Feb07 - Oct08     Apr07 - Apr07
----------------------------------------------------------------------------------------------------------------------
M-3
 100.0000 PRICE                      225               225                225               225               225
WAL                                 25.10              6.40               5.16              3.81              3.49
PRINCIPAL WINDOW                Aug23 - Nov31     Nov06 - Aug13      NOV06 - AUG11     Jan07 - Oct08     Apr07 - Apr07
----------------------------------------------------------------------------------------------------------------------
B-1
98.8488 PRICE                        307               321                325               333               336
WAL                                 25.10              6.40               5.15              3.77              3.46
PRINCIPAL WINDOW                Aug23 - Nov31     Nov06 - Aug13      NOV06 - AUG11     Jan07 - Oct08     Mar07 - Apr07
----------------------------------------------------------------------------------------------------------------------
B-2
92.2695 PRICE                        352               445                475               531               553
WAL                                 25.10              6.40               5.15              3.73              3.37
PRINCIPAL WINDOW                Aug23 - Nov31     Nov06 - Aug13      NOV06 - AUG11     Dec06 - Oct08     Jan07 - Apr07
----------------------------------------------------------------------------------------------------------------------
B-3
76.8661 PRICE                        476               798                900               1091              1171
WAL                                 25.00              6.17               4.96              3.59              3.22
PRINCIPAL WINDOW                Aug23 - Nov31     Nov06 - Aug13      NOV06 - AUG11     Nov06 - Oct08     Dec06 - Apr07
----------------------------------------------------------------------------------------------------------------------

(1)      Assumes 10/30/03 Closing Date

                     DISCOUNT MARGIN TABLE - TO MATURITY (1)

PREPAYMENT SPEED                     0%                80%               100%              150%               200%
----------------------------------------------------------------------------------------------------------------------
A-1
 100.0000 PRICE                      38                41                 41                41                 38
WAL                                 17.30             3.68               2.92              1.72               0.98
PRINCIPAL WINDOW                Nov03 - Apr33     Nov03 - Nov24     NOV03 - MAR21      Nov03 - Aug15     Nov03 - Jul06
----------------------------------------------------------------------------------------------------------------------
A-2A
 100.0000 PRICE                      22                22                 22                22                 22
WAL                                 12.62             1.51               1.19              0.76               0.53
PRINCIPAL WINDOW                Nov03 - Apr25     Nov03 - May07     NOV03 - JUN06      Nov03 - Jun05     Nov03 - Dec04
----------------------------------------------------------------------------------------------------------------------
A-2B
 100.0000 PRICE                      52                57                 57                59                 52
WAL                                 25.93             7.67               6.11              3.50               1.80
PRINCIPAL WINDOW                Apr25 - Apr33     May07 - Nov24     JUN06 - MAR21      Jun05 - Aug15     Dec04 - Jul06
----------------------------------------------------------------------------------------------------------------------
M-1
 100.0000 PRICE                      75                78                 78                78                 86
WAL                                 25.26             7.03               5.75              4.70               4.49
PRINCIPAL WINDOW                Aug23 - Mar33     Nov06 - Sep20     JAN07 - NOV17      Jul07 - Jan13     Jul06 - Mar12
----------------------------------------------------------------------------------------------------------------------
M-2
 100.0000 PRICE                      175               181               181                181               193
WAL                                 25.25             6.95               5.64              4.27               4.48
PRINCIPAL WINDOW                Aug23 - Jan33     Nov06 - Feb19     DEC06 - JUL16      Feb07 - Feb12     Jul07 - Aug09
----------------------------------------------------------------------------------------------------------------------
M-3
 100.0000 PRICE                      225               230               231                231               233
WAL                                 25.23             6.82               5.51              4.04               3.78
PRINCIPAL WINDOW                Aug23 - Oct32     Nov06 - Mar17     NOV06 - AUG14      Jan07 - Oct10     May07 - Aug08
----------------------------------------------------------------------------------------------------------------------
B-1
98.8488 PRICE                        308               325               330                337               339
WAL                                 25.20             6.70               5.40              3.94               3.57
PRINCIPAL WINDOW                Aug23 - Aug32     Nov06 - Jan16     NOV06 - AUG13      Jan07 - Feb10     Mar07 - Mar08
----------------------------------------------------------------------------------------------------------------------
B-2
92.2695 PRICE                        352               445               475                530               552
WAL                                 25.15             6.53               5.26              3.80               3.41
PRINCIPAL WINDOW                Aug23 - May32     Nov06 - Jan15     NOV06 - OCT12      Dec06 - Jul09     Jan07 - Oct07
----------------------------------------------------------------------------------------------------------------------
B-3
76.8661 PRICE                        476               798               900               1091               1171
WAL                                 25.00             6.17               4.96              3.59               3.22
PRINCIPAL WINDOW                Aug23 - Nov31     Nov06 - Aug13     NOV06 - AUG11      Nov06 - Oct08     Dec06 - Apr07
----------------------------------------------------------------------------------------------------------------------

(1)      Assumes 10/30/03 Closing Date